HSBC  [GRAPHIC OMITTED]


HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY  10018
Fax: (212) 525-0673

                                                                 August 29, 2006

JPMorgan Chase Bank, National Association, not in its individual capacity but solely in its capacity as Trustee for the benefit of the RAMP Series 2006-RS5 Trust

600 Travis, 9th Floor
Houston, Texas 77002
Attn:   Joanne M. Murray
Fax:    713-216-4880
Tel:    713-216-2177

Cc:     Josie Knorr
Fax:    952-352-0503

Subject:       Interest Rate Cap

Transaction Reference Number:  405706HN

________________________________________________________________________________

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below, and subsequently amended as set out below (the
"Transaction") between HSBC Bank USA, N.A. ("HSBC") and JPMorgan Chase Bank, National Association, not in its individual capacity, but solely as Trustee for the benefit of RAMP Series 2006-RS5 Trust. This Confirmation constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement. In this Confirmation "Party A" means HSBC and "Party B" means JPMorgan Chase Bank, National Association, not in its individual capacity, but solely in its capacity as Trustee for the benefit of the RAMP Series 2006-RS5 Trust.

        1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of August 1, 2006, among Residential Asset Mortgage Products, Inc., as Depositor, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, National Association, as trustee (the "Pooling and Servicing Agreement"). Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

        Each of Party A and Party B represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other and, in the case of Party B, it has entered into this transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

        2.      The   terms   of   the   particular   Transaction  to which this
        Confirmation relates are as follows:

        Notional Amount:                With respect to any Calculation  Period,
                                        the lesser of:

                                        (i)        The  amount  as set  forth in
                                                   Exhibit I, which is  attached
                                                   hereto  and  incorporated  by
                                                   reference      into      this
                                                   Confirmation, and

                                        (ii)       The   outstanding   principal
                                                   balance   of  the   Class   A
                                                   Certificates   and   Class  M
                                                   Certificates, as described in
                                                   the  Pooling  and   Servicing
                                                   Agreement  immediately  prior
                                                   to  the   last  day  of  such
                                                   Calculation Period.

        Trade Date:                     August 22, 2006

        Effective Date:                 August 29, 2006

        Termination Date:               January 25, 2012,  subject to adjustment
                                        in   accordance   with   the   Following
                                        Business Day Convention.

        Fixed Amounts:

               Fixed Amount Payer:      Party B

               Fixed Amount:            USD 2,800,000.00

               Fixed Rate Payer
               Payment Date:            August 29, 2006,  subject to  adjustment
                                        in   accordance   with   the   Following
                                        Business Day Convention

        Floating Amounts:

               Floating Amount Payer:   Party A

               Floating Rate Payer
               Period End Dates:        The  25th  calendar  day of each  month,
                                        commencing  on  September  25,  2006 and
                                        ending   on   the   Termination    Date,
                                        inclusive,   subject  to  adjustment  in
                                        accordance  with the Following  Business
                                        Day Convention

               Floating Rate Payer
               Payment Dates:           Early  Payment - Two (2)  Business  Days
                                        preceding   each   Floating  Rate  Payer
                                        Period End Date.

               Cap Rate:                5.33000%

               Floating Rate Option:    USD-LIBOR-BBA

               Designated Maturity:     One month

               Spread:                  None

               Day Count Fraction:      Actual/360

               Reset Dates:             The first day of each Calculation Period

        Business Days:                  New York

        Business Day Conventions:       Following

        Calculation Agent:              As specified in the Agreement

        Administration Fee:             Party B agrees to pay USD  15,000.00  to
                                        Party A for value on August 29, 2006, subject to adjustment in accordance with the Following Business Day Convention

3.      Provisions Deemed Incorporated in a Schedule  to the  ISDA  Form  Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) TERMINATION PROVISIONS. For purposes of the ISDA Form Master Agreement:

(a) "SPECIFIED ENTITY" is not applicable to Party A or Party B for any purpose.

(b) "SPECIFIED TRANSACTION" is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e) With respect to Party B, the "BANKRUPTCY" provision of Section 5(a)(vii)(2) of the ISDA Form Master Agreement shall not apply.

(f) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or to Party B.

(g) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

        (i)     Market Quotation will apply.

        (ii)    The Second Method will apply.

(h) "Termination Currency" means United States Dollars.

(i) EVENTS OF DEFAULT. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party B. The provisions of Sections 5(a)(ii) and 5(a)(iv) shall not apply to Party A.

(j) TAX EVENT. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Party A or Party B and neither Party A nor Party B shall be required to pay any additional amounts referred to therein.

3) TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of the ISDA Form Master Agreement, Party A and Party B will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

        (i)     the  accuracy of any  representations   made by the other  party
                 pursuant to Section 3(f) of the ISDA Form Master Agreement;

        (ii) the satisfaction of the agreement contained in Section 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of theISDA Form Master Agreement; and

        (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE  REPRESENTATIONS.  For the  purpose of  Section  3(f) of the ISDA Form
Master   Agreement,   each  of  Party  A  and   Party  B  make   the   following
representations.

    The following representation will apply to Party A:

        Party A is a national banking association organized under the federal laws of the United States and its U.S. taxpayer identification number is 20-1177241.

        The following representation will apply to Party B:

        JPMorgan Chase Bank, National Association is the Trustee under the Pooling and Servicing Agreement.

4) LIMITATION ON EVENTS OF DEFAULT. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Date pursuant to
Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) with respect to either Party A or Party B as the Affected Party.

5) DOCUMENTS TO BE DELIVERED. For the purpose of Section 4(a)(i) and 4(a)(iii):

(1) Tax forms, documents, or certificates to be delivered are:


--------------------------- -------------------------- --------------------------------------
PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/              DATE BY WHICH TO BE DELIVERED
DOCUMENT                    CERTIFICATE
--------------------------- -------------------------- --------------------------------------
Party A and                 Any document  required or   Promptly  after  the  earlier  of (i)
Party B                     reasonably  requested  to   reasonable  demand by either party or
                            allow the other party to    (ii) learning  that such form or
                            make payments under this    document is required.
                            Agreement without any
                            deduction or withholding
                            for or on the account of
                            any Tax or with such
                            deduction or withholding
                            at a  reduced rate.
--------------------------- -------------------------- --------------------------------------

(2) Other documents to be delivered are:


------------------------ --------------------------- ------------------------- --------------------
PARTY REQUIRED TO        FORM/DOCUMENT/              DATE BY WHICH TO BE       COVERED  BY SECTION
DELIVER DOCUMENT         CERTIFICATE                 DELIVERED                 3(D) REPRESENTATION
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      Any documents to evidence   Upon the execution and     Yes
                         the authority of the        delivery of this
                         delivering party for it     Agreement and such
                         to execute and deliver      Confirmation.
                         this Confirmation.
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      A certificate of an         Upon the execution and     Yes
                         authorized officer of the   delivery of this
                         party, as to the            Confirmation.
                         incumbency and authority
                         of the respective
                         officers of the party
                         signing this Confirmation.

------------------------ --------------------------- ------------------------- --------------------
Party A                  Legal opinion(s) with       Upon the execution and     No
                         respect to such party and   delivery of this
                         its Credit Support          Agreement.
                         Provider, if any, for it,
                         reasonably satisfactory
                         in form and substance to
                         the other party relating
                         to the enforceability of
                         the party's obligations
                         under this Agreement.
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      Indemnification agreement   Concurrently with the      No
                         executed by each of Party   printing of any
                         A, Residential Asset        preliminary prospectus
                         Mortgage Products, Inc.     supplement and the
                         and Residential Funding     prospectus supplement
                         Corporation with respect    related to the Class A
                         to information included     and Class M
                         in any preliminary          Certificates.
                         prospectus supplement and
                         the prospectus supplement
                         related to the Class A
                         Certificates and Class M
                         Certificates.
------------------------ --------------------------- ------------------------- --------------------


                                       6


------------------------ --------------------------- ------------------------- --------------------
PARTY REQUIRED TO        FORM/DOCUMENT/              DATE BY WHICH TO BE       COVERED  BY SECTION
DELIVER DOCUMENT         CERTIFICATE                 DELIVERED                 3(D) REPRESENTATION
------------------------ --------------------------- ------------------------- --------------------
Party A                  A copy of the most recent   Promptly after request     Yes
                         annual report of such       by the other party.
                         party (only if available)
                         and its Credit Support
                         Provider, if any,
                         containing in all cases
                         audited consolidated
                         financial statements for
                         each fiscal year
                         certified by independent
                         certified public
                         accountants and prepared
                         in accordance with
                         generally accepted
                         accounting principles in
                         the United States or in
                         the country in which such
                         party is organized.
------------------------ --------------------------- ------------------------- --------------------
Party B                  Each other report or        Promptly upon request      Yes
                         other document required     by Party A, or with
                         to be delivered by or to    respect to any
                         Party B under the terms     particular type of
                         of the Pooling and          report or other
                         Servicing Agreement,        document as to which
                         other than those required   Party A has previously
                         to be delivered directly    made request to receive
                         by the Trustee to Party A   all reports or
                         thereunder.                 documents of that type,
                                                     promptly upon delivery
                                                     or receipt of such
                                                     report or document by
                                                     Party B.
------------------------ --------------------------- ------------------------- --------------------

6) OTHER PROVISIONS.

(a) ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this Agreement:

    Address for notices or communications to Party A:

        Address:      452 Fifth Avenue, New York, NY  10018
        Attention:    Christian McGreevy
        Facsimile:    212-525-8710
        Telephone:    212-525-5517

    Please direct all settlement inquiries to:

                HSBC Bank USA, National Association
                Derivative Settlements
                Attention:    Jeffrey Lombino
                Telephone:    (212) 525-5393
                Fax:          (212) 525-6903

Address for notices or communications to Party B:

                Address:        RAMP Series 2006-RS5 Trust
                                c/o JPMorgan Chase Bank, National Association 600 Travis Street, 9th Floor
                                Houston, Texas 77002
                                Attn:  Joanne M. Murray
                                Facsimile No.: 713-216-4880
                                Telephone No: 713-216-2177

                with a copy to:

                Address:        Residential Funding Corporation
                                8400 Normandale Lake Blvd.
                                Minneapolis, MN 55437
                Attention:      Josie Knorr
                Facsimile No.:  952-352-0503
                Telephone No:   952-857-6560

                (For all purposes)

(b) PROCESS AGENT. For the purpose of Section 13(c):

                Party A appoints as its Process Agent: Not Applicable Party B appoints as it Process Agent: Not Applicable

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement; for purposes of this Transaction, it will be deemed that neither Party A nor Party B have any Offices other than as set forth in the Notices Section and Party A agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall be deemed not to have any Office other than one in the United States.

(d) MULTIBRANCH  PARTY. For the purpose of Section 10(c) of the ISDA Form Master
Agreement:

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A; provided however, if an Event of Default has occurred with respect to Party A, then Party B or a Reference Market-maker designated by Party B shall be Calculation Agent.

(f) CREDIT SUPPORT DOCUMENT. Initially with respect to Party A, not applicable; however, if required pursuant to Paragraph 3(6)(r)(iv) hereof, a guaranty satisfactory to Party B and the Rating Agencies. With respect to Party B, not applicable.

(g) CREDIT SUPPORT PROVIDER.

        Party A:  Not Applicable

        Party B:  Not Applicable

(h) GOVERNING LAW. The parties to this ISDA Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) NON-PETITION. Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against the RAMP Series 2006-RS5 Trust or Party B in its capacity as trustee, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment. The provisions of this section shall survive the termination of this agreement.


(j) NON-RECOURSE PROVISIONS. Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the Issuer hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the Issuer for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished. The provisions of this section shall survive the termination of this agreement.

(k) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect and shall remain applicable to all other parties and circumstances as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.


(l) CONSENT TO RECORDING. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(m) WAIVER OF JURY TRIAL. Each party to this Agreement respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

(n) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(o) TRUSTEE LIABILITY LIMITATIONS. Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by JPMorgan Chase Bank, National Association ("JPMorgan"), not individually or personally but solely as Trustee of Party B, in the exercise of the powers and authority conferred and vested in it and that JPMorgan shall perform its duties and obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by JPMorgan but is made and intended for the purpose of binding only Party B, (c) nothing herein contained shall be construed as creating any liability on JPMorgan, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve JPMorgan from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall JPMorgan be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents.

(p) "AFFILIATE" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that Party A and Party B shall not be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of
Section 6(b)(ii).

(q) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

        "(g) Relationship Between Parties.
        Each party represents to the other party on each date when it enters into a Transaction that:--

                (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                (2) Evaluation and Understanding.

                (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and in the case of Party B, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction; and

                (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.


                (4) Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction,

                (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

(r) The ISDA Form Master Agreement is hereby amended as follows

        (i) The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

        (ii) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party (other than a change of Counterparty in connection with a change of Trustee in accordance with the Pooling and Servicing Agreement) unless each of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's, a Division of the McGraw Hill Companies ("S&P"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the RAMP Series 2006-RS5 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-RS5 (the "Certificates").



        (iii) ADDITIONAL TERMINATION EVENTS. Additional Termination Events will apply: if a Rating Agency Downgrade has occurred and Party A has not complied with Paragraph 3(6)(r)(iv) below within the time specified therein, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such an Additional Termination Event.

        (iv) RATING AGENCY DOWNGRADE. In the event that (1) Party A's short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S&P (or if its short-term rating is not available by S&P, in the event that its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A+" by S&P) or (2) its short-term unsecured and unsubordinated debt rating is reduced below "P1" by Moody's (or, if its short-term rating is not available by Moody's, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's) (and together with S&P, the "Cap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade each Cap Rating Agency has reconfirmed its rating for Party A which was in effect immediately prior to such withdrawal or downgrade), Party A shall, subject to the Rating Agency Condition, at its own expense:

               (a) assign this Transaction to another counterparty, which counterparty shall have the Approved Rating Thresholds and shall have been approved by Party B on terms substantially similar to the terms of this Confirmation;

               (b) obtain guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor Party A's obligations under this Confirmation; provided that such other person has been approved by Party B;

               (c) post collateral which will be sufficient to the applicable Cap Rating Agency to maintain or restore the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings; or

               (d) establish any other arrangement satisfactory to Party B and each Cap Rating Agency, in each case, sufficient to maintain or restore the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings.

               Notwithstanding the previous paragraph, in the event that Party A's short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A-3" by S&P or, if there is no short-term rating, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, then within 10 days of such rating withdrawal or downgrade (unless, within 10 days after such withdrawal or downgrade S&P has reconfirmed the rating of the Certificates which was in effect immediately prior to such withdrawal or downgrade), Party A shall, subject to the Rating Agency Condition, at its own expense, assign this Transaction to another counterparty with the Approved Rating Thresholds and approved by Party B on terms substantially similar to this Confirmation and obtain a confirmation from S&P that such action is sufficient to maintain or restore the immediately prior ratings of the Certificates.


               For purposes of these provisions, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder in connection with a withdrawal or downgrade of any of Party A's ratings as described above that Party A must consult with each of the Cap Rating Agencies then providing a rating of the Certificates that has reduced Party A's ratings as described above (or with respect to any action pursuant to clause (d), each Cap Rating Agency) and receive from each such Cap Rating Agency a written confirmation, prior to taking any such action, that such withdrawal or downgrade of any of Party A's ratings, after giving effect to any such proposed action or omission, would not cause a downgrade or withdrawal of the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings.

4.      ACCOUNT DETAILS:

                Payments to Party A:         HSBC Bank USA, National Association
                                             ABA # 021-001-088
                                             For credit to Department 299
                                             A/C: 000-04929-8
                                             HSBC Derivative Products Group



                Payments to Party B:         JPMorgan Chase Bank, National
                                             Association
                                             ABA Number: 113000609
                                             DDA: 00103409232
                                             Texco Structured Finance
                                             Reference: RAMP Series 2006-RS5
                                             Attn:  Joanne M. Murray



5.      Office:

        Party A is acting through its New York Office for the purposes of this Transaction.

6. Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

                HSBC Bank USA, National Association
                Attention:      Christian McGreevy
                Telephone:      (212) 525-8710
                Fax:            (212) 525-5517


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

HSBC  [GRAPHIC OMITTED]


HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY  10018
Fax: (212) 525-0673


This message will be the only form of Confirmation dispatched by us. Please execute and return it to us by facsimile immediately. If you wish to exchange hard copy forms of this Confirmation, please contact us.



Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION




By: ________________________
    Authorized Signature


By: ________________________
    Authorized Signature



Confirmed as of the date first written above:

RAMP Series 2006-RS5 Trust
By: JPMorgan Chase Bank, National Association
not in its individual capacity
but solely in its capacity as
Trustee for the benefit of the
RAMP Series 2006-RS5 Trust





By: ________________________
    Name:
    Title:




Attachment

HSBC  [GRAPHIC OMITTED]


HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY  10018
Fax: (212) 525-0673


                                    EXHIBIT I

------------------------------------------------- -------------------
          For the Calculation Periods              Notional Amount
------------------------- ----------------------- -------------------
  From and including:*      To but excluding:*          in USD:
------------------------- ----------------------- -------------------
      The Effective Date      September 25, 2006      382,590,000.00
------------------------- ----------------------- -------------------
      September 25, 2006        October 25, 2006      378,724,283.00
------------------------- ----------------------- -------------------
        October 25, 2006       November 25, 2006      373,903,665.00
------------------------- ----------------------- -------------------
       November 25, 2006       December 25, 2006      368,138,486.00
------------------------- ----------------------- -------------------
       December 25, 2006        January 25, 2007      361,440,723.00
------------------------- ----------------------- -------------------
        January 25, 2007       February 25, 2007      353,830,286.00
------------------------- ----------------------- -------------------
       February 25, 2007          March 25, 2007      345,330,098.00
------------------------- ----------------------- -------------------
          March 25, 2007          April 25, 2007      335,985,878.00
------------------------- ----------------------- -------------------
          April 25, 2007            May 25, 2007      326,365,809.00
------------------------- ----------------------- -------------------
            May 25, 2007           June 25, 2007      316,639,487.00
------------------------- ----------------------- -------------------
           June 25, 2007           July 25, 2007      307,047,526.00
------------------------- ----------------------- -------------------
           July 25, 2007         August 25, 2007      297,760,662.00
------------------------- ----------------------- -------------------
         August 25, 2007      September 25, 2007      288,762,643.00
------------------------- ----------------------- -------------------
      September 25, 2007        October 25, 2007      280,007,560.00
------------------------- ----------------------- -------------------
        October 25, 2007       November 25, 2007      271,522,128.00
------------------------- ----------------------- -------------------
       November 25, 2007       December 25, 2007      263,302,558.00
------------------------- ----------------------- -------------------
       December 25, 2007        January 25, 2008      255,286,399.00
------------------------- ----------------------- -------------------
        January 25, 2008       February 25, 2008      247,514,578.00
------------------------- ----------------------- -------------------
       February 25, 2008          March 25, 2008      239,845,869.00
------------------------- ----------------------- -------------------
          March 25, 2008          April 25, 2008      231,953,887.00
------------------------- ----------------------- -------------------
          April 25, 2008            May 25, 2008      222,908,413.00
------------------------- ----------------------- -------------------
            May 25, 2008           June 25, 2008      213,288,168.00
------------------------- ----------------------- -------------------
           June 25, 2008           July 25, 2008      204,225,759.00
------------------------- ----------------------- -------------------
           July 25, 2008         August 25, 2008      195,759,247.00
------------------------- ----------------------- -------------------
         August 25, 2008      September 25, 2008      188,009,117.00
------------------------- ----------------------- -------------------
      September 25, 2008        October 25, 2008      181,423,021.00
------------------------- ----------------------- -------------------
        October 25, 2008       November 25, 2008      175,672,419.00
------------------------- ----------------------- -------------------
       November 25, 2008       December 25, 2008      170,115,867.00
------------------------- ----------------------- -------------------
       December 25, 2008        January 25, 2009      164,746,252.00
------------------------- ----------------------- -------------------
        January 25, 2009       February 25, 2009      159,556,423.00
------------------------- ----------------------- -------------------
       February 25, 2009          March 25, 2009      154,539,686.00
------------------------- ----------------------- -------------------
          March 25, 2009          April 25, 2009      149,689,625.00
------------------------- ----------------------- -------------------
          April 25, 2009            May 25, 2009      145,000,197.00
------------------------- ----------------------- -------------------
            May 25, 2009           June 25, 2009      140,465,363.00
------------------------- ----------------------- -------------------
           June 25, 2009           July 25, 2009      136,079,455.00
------------------------- ----------------------- -------------------
           July 25, 2009         August 25, 2009      131,837,566.00
------------------------- ----------------------- -------------------
         August 25, 2009      September 25, 2009      127,733,886.00
------------------------- ----------------------- -------------------
      September 25, 2009        October 25, 2009      126,188,812.00
------------------------- ----------------------- -------------------
        October 25, 2009       November 25, 2009      122,492,709.00
------------------------- ----------------------- -------------------

------------------------- ----------------------- -------------------
       November 25, 2009       December 25, 2009      118,915,665.00
------------------------- ----------------------- -------------------
       December 25, 2009        January 25, 2010      115,453,410.00
------------------------- ----------------------- -------------------
        January 25, 2010       February 25, 2010      112,101,842.00
------------------------- ----------------------- -------------------
       February 25, 2010          March 25, 2010      108,857,023.00
------------------------- ----------------------- -------------------
          March 25, 2010          April 25, 2010      105,715,166.00
------------------------- ----------------------- -------------------
          April 25, 2010            May 25, 2010      102,672,636.00
------------------------- ----------------------- -------------------
            May 25, 2010           June 25, 2010       99,725,937.00
------------------------- ----------------------- -------------------
           June 25, 2010           July 25, 2010       96,871,711.00
------------------------- ----------------------- -------------------
           July 25, 2010         August 25, 2010       94,106,729.00
------------------------- ----------------------- -------------------
         August 25, 2010      September 25, 2010       91,427,886.00
------------------------- ----------------------- -------------------
      September 25, 2010        October 25, 2010       88,832,199.00
------------------------- ----------------------- -------------------
        October 25, 2010       November 25, 2010       86,316,797.00
------------------------- ----------------------- -------------------
       November 25, 2010       December 25, 2010       83,878,802.00
------------------------- ----------------------- -------------------
       December 25, 2010        January 25, 2011       81,515,682.00
------------------------- ----------------------- -------------------
        January 25, 2011       February 25, 2011       79,224,888.00
------------------------- ----------------------- -------------------
       February 25, 2011          March 25, 2011       77,003,964.00
------------------------- ----------------------- -------------------
          March 25, 2011          April 25, 2011       74,850,304.00
------------------------- ----------------------- -------------------
          April 25, 2011            May 25, 2011       72,761,697.00
------------------------- ----------------------- -------------------
            May 25, 2011           June 25, 2011       70,735,301.00
------------------------- ----------------------- -------------------
           June 25, 2011           July 25, 2011       68,769,548.00
------------------------- ----------------------- -------------------
           July 25, 2011         August 25, 2011       66,861,581.00
------------------------- ----------------------- -------------------
         August 25, 2011      September 25, 2011       65,010,724.00
------------------------- ----------------------- -------------------
      September 25, 2011        October 25, 2011       63,215,084.00
------------------------- ----------------------- -------------------
        October 25, 2011       November 25, 2011       61,472,840.00
------------------------- ----------------------- -------------------
       November 25, 2011       December 25, 2011       59,782,236.00
------------------------- ----------------------- -------------------
       December 25, 2011    The Termination Date       58,141,582.00
------------------------- ----------------------- -------------------


* All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Following Business Day Convention